UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 16, 2012
Date of report (Date of earliest event reported)

BRITTON & KOONTZ CAPITAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Mississippi	0-22606	64-0665423
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Main Street, Natchez, Mississippi  39120
(Address of Principal Executive Offices) (Zip Code)

(601) 445-5576
Registrant’s telephone number, including area code

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           On January 16, 2012, by notice to the Chief Executive Officer of Britton & Koontz Capital Corporation (the “Registrant”), Gordon S. LeBlanc, Jr. advised the Registrant that he will not stand for reelection as a director of the Registrant at the Registrant’s 2012 Annual Meeting of Shareholders to be held April 24, 2012.  Mr. LeBlanc also advised that he would not stand for reelection as a director of the Registrant’s wholly-owned subsidiary, Britton & Koontz Bank, N.A. when his term expires on the date of the 2012 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRITTON & KOONTZ CAPITAL CORPORATION

Date:	January 18, 2012	/s/ W. Page Ogden
W. Page Ogden
Chief Executive Officer